Implementation Partner Agreement
                        --------------------------------



This Agreement ("Agreement") is made as of July 15, 1997 the ("Effective Date") by and between PeopleSoft, Inc. ("PeopleSoft"),, a Delaware corporation having an office at 4305 Hacienda Drive, Pleasanton, California 94588 and Intelligroup, Inc. ("Implementation Partner"), having an office at 517 Route One South, Iselin, NJ 08830.

The PeopleSoft contact for this Agreement is:   Jeff McClure
                                                Telephone: (510) 468-2315

The Implementation Partner contact for this     Sophia Zouras
Agreement is:                                   Telephone: (908) 726-2133

The parties agree as follows:


1.     DEFINITIONS
       -----------

"End Users" means only those end user customers of PeopleSoft who have licensed the Software directly from PeopleSoft for internal use in the Territory. End Users do not include entities with reseller or distribution rights.

"Implementation Tools" shall consist only of software developed by Implementation Partner, using the Software which Implementation Partner utilizes solely in connection with the provision of Services to End Users. Implementation Tools do not include any PeopleSoft Software.

"Services" means the services provided by Implementation Partner to assist End Users with the planning for and implementation of the Software. Services consist of assistance with system specifications and system design; project guidance; training End Users in the design, implementation, documentation and operation of the system, assistance with system modifications and enhancements; and technical advice in the system implementation. Services may include a license grant from Implementation Partner to the End User to use the Implementation Tools designed specifically for the End User. Services may not include the presentation of standard functional or technical PeopleSoft Education Services courses to End Users, or re-distribution of PeopleSoft Education Services course materials in any media format.

"Software" means any or all portions of the binary computer software programs (including corresponding source code) and Documentation provided by PeopleSoft or made by Implementation Partner with PeopleSoft's prior written consent, whether in machine-readable or printed form only as listed in the applicable Schedule and all corrections or updates thereto. Software includes the third-party software only as specified in the Schedule. Software includes an object code version of PeopleTools but does not include source code to PeopleTools. Unless specifically stated otherwise, all Software is delivered to Implementation Partner only if and when generally commercially available.

"Term" means the period commencing on the Effective Date and ending one (1) year thereafter.

"Territory" means United States only.


2.     LICENSE TO USE SOFTWARE
       -----------------------

PeopleSoft agrees to grant Implementation Partner a non-exclusive, non-transferable license to use the Software, pursuant to the terms of the Implementation Partner Software License Agreement, attached as Exhibit A and made a part hereof.


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Implementation Partner may:

     - Use the Software to develop Implementation Tools solely in connection with Implementation Partner's provision of Services to End Users located in the Territory;
     - Use the Software to develop training programs for consultants and/or End Users so long as Implementation Partner does not market such training or so long as such training does not compete with training courses currently available to End Users through PeopleSoft;
     - Use the Software to develop competency and solution centers to support sales and service to End Users; and
     - Acquire additional Software licenses for use in connection with this Agreement.

Implementation Partner may not:

     - Use the Software to provide training services to any End User as specified above;
     -    Transfer a Software license to End User or any other third party;
     -    Distribute, market or resell a Software license;
     - Provide Services to PeopleSoft distributors or resellers including, but not limited to, ADP or Electronic Data Systems for further distribution or marketing; or
     - Take any action prohibited by the Implementation Partner Software License Agreement attached as Exhibit A.


3.     IMPLEMENTATION SERVICES TO BE PROVIDED
       --------------------------------------

Implementation Partner's provision of Services shall be pursuant to a separate contractual arrangement directly between Implementation Partner and the End
User.  Implementation  Partner  is  granted  the  license  to use  the  Software hereunder only for providing Services to End Users as a PeopleSoft Implementation Partner.


4.     RESPONSIBILITIES
       ----------------

4a.    PEOPLESOFT'S RESPONSIBILITIES
       -----------------------------

PeopleSoft shall:

1. Upon Implementation Partner's payment to PeopleSoft of the applicable fees as specified in the Schedule attached as Exhibit B, provide Implementation Partner with the Software listed therein and shall designate Implementation Partner as a participant in PeopleSoft's Implementation Partner Program.

2. Designate an alliance manager who will function as the single point of contact for all alliance management and administration related issues. These issues include, but are not limited to, relationship management, communication between the two organizations, software distribution, contract management, accounting management and service support.

3. Once PeopleSoft receives Implementation Partner's detailed corporate overview information, prepare a one-page company standard profile containing Implementation Partner's marketing data. PeopleSoft shall provide this standard profile upon request to PeopleSoft's End Users and business prospects.

4. Permit Implementation Partner to attend PeopleSoft's annual users' conference and participate in the product fair. Implementation Partner shall be solely responsible for its own costs of attendance and participation.

5. Provide Implementation Partner with access to PeopleSoft's Software Support Services, upon Implementation Partner's payment of appropriate additional fees.


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6.   Provide  Implementation Partner with access to training for the Software in accordance with its Implementation Partner Program at then current rates and policies, as specified in Exhibit E - Training Agreement.

7.   Provide Implementation Partner with access to PeopleSoft's PeopleSoft Forum
     program  in   connection   with   Implementation   Partner's   use  of  its
     independently licensed copy of Lotus Notes.

8.   Have  the  right  to  suspend  all  support  and   Services  in  the  event
     Implementation Partner is more than sixty days delinquent in payment to PeopleSoft.

9.   Preserve   the   confidentiality    Implementation   Partner   confidential
     information.


4b.   IMPLEMENTATION PARTNER'S RESPONSIBILITIES
      -----------------------------------------

Implementation Partner shall:

1. Designate an alliance manager who will function as the single point of contact for all alliance management and administration related issues. These include, but are not limited to, relationship management, communication between the two organizations, software distribution, contract management, accounting management and service support.

2. Preserve the confidentiality of the terms of this Agreement and any PeopleSoft confidential information.

3. Take every reasonable measure to ensure that only the highest quality consulting services are provided to End User. Implementation partner shall utilize a quality survey or other methods to receive customer evaluations on a regular basis, and provide copies to PeopleSoft on request.

4. Accurately represent itself to End Users and business prospects of PeopleSoft when discussing the skills and know-how which it can provide.

5. As necessary, arrange with PeopleSoft Education Services the training program for its consultants who will be working with PeopleSoft End Users. Functional Consultants shall attend functional courses in the areas in which they will be providing assistance to the End User, including advanced functional courses and PeopleTools I where available. In addition, it is recommended that Functional Consultants attend Query, Crystal, and PS/nVision. Technical Consultants shall attend technical courses in the areas in which they will be providing assistance to the End User, including but not limited to PeopleTools I, PeopleTools II, PeopleCode, SQL/SQR, Security Administration and Application Upgrader. Individual consultants may "test out" of Level I courses if they can demonstrate that they have had prior PeopleSoft experience.

6. Designate a Training Administrator contact for PeopleSoft to coordinate all Education Services activities.

7. Remain current in payment of all fees due to PeopleSoft, including those specified in the Schedule attached as Exhibit B, annual renewal, software updates and any incurred training fees. Implementation Partner agrees to bring current any outstanding balances due to PeopleSoft within thirty (30) days of starting the Implementation Partnership program.


5.    IMPLEMENTATION PARTNER'S USE OF PEOPLETOOLS
      -------------------------------------------

At no additional fee to Implementation Partner, PeopleSoft shall provide one PeopleTools license with the Software acquired by Implementation Partner solely to enable Implementation Partner to develop Implementation Tools for use pursuant to this Agreement. Implementation Partner or its consultants shall not use PeopleTools software to develop application software other than for use by its individual End Users for their internal business purposes. Implementation Tools are not transferable by Implementation Partner from End User to End User without PeopleSoft's prior written consent.


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6.     REPRESENTATIONS AND DISCLAIMERS
       -------------------------------

Both parties represent that they have the independent right and power to enter into this Agreement. PEOPLESOFT DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL PEOPLESOFT BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST PROFITS.


7.     LIMITATION OF LIABILITY
       -----------------------

PeopleSoft's maximum liability for any action, regardless of the form of action, whether in tort or contract, arising under this Agreement shall be limited to the amount of license fees paid by Implementation Partner hereunder.


8.     INDEPENDENT CONTRACTOR STATUS
       -----------------------------

Implementation Partner performs this Agreement as an independent contractor, not as an employee of PeopleSoft. Nothing in this Agreement is intended to construe the existence of a partnership, joint venture, or agency relationship between Implementation Partner and PeopleSoft.


9.     CONFIDENTIAL INFORMATION
       ------------------------

All information received by either party which concerns the parties nonpublic business strategy, technical data, software designs, specifications, or configurations shall be considered confidential, as will information which is clearly marked "confidential." Both parties shall use reasonable commercial efforts to refrain from disclosing such confidential information to anyone but personnel working under this Agreement. Neither party shall have a nondisclosure obligation with respect to information claimed to be confidential or proprietary to the other in the event such information is disclosed or released to the public through no fault of the other or which was rightfully known by the other party prior to disclosure herein.


10.    TERMINATION
       -----------

At the end of the Term, PeopleSoft and Implementation Partner shall meet and negotiate a possible extension of this Agreement pursuant to then mutually agreeable terms and conditions and in accordance with PeopleSoft's then current Implementation Partner Program. No extension is guaranteed by either party. In the event of a termination for any reason, PeopleSoft shall have no obligation to return any portion of license fees previously paid by Implementation Partner and Implementation Partner will be required to either (1) return all licensed Software and copies thereof to PeopleSoft to the address specified in this Agreement; or (2) certify in writing to PeopleSoft that all copies of the Software have been destroyed. Either party may terminate this Agreement upon ten
(10) days written notice in the event of a material breach.


11.    NO ASSIGNMENT
       -------------

Implementation Partner shall not assign this Agreement (by operation of law or otherwise) or sublicense the Software without the prior written consent of PeopleSoft, and any prohibited assignment or sublicense shall be null and void.


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12.     GENERAL
        -------

This Agreement shall be governed by the laws of the State of California, excluding choice of law principles. All notices and demands shall be made in writing and delivered to the other party at the respective address set forth above or as modified from time to time in writing. If any provision of this Agreement is held to be unenforceable, the other provisions shall nevertheless remain in full force and effect. This Agreement is the entire understanding of the parties with respect to the subject matter hereof and may only be amended or modified by a writing signed by an authorized representative of each party. In the event of conflict between the terms of this Agreement and License Agreement in Exhibit A attached, this Agreement shall take precedence.



ACCEPTED BY:                               ACCEPTED BY:

INTELLIGROUP, INC.                         PEOPLESOFT, INC.


/s/ Sophia Zouras                          /s/ Jeff McClure
-----------------                          ----------------
Authorized Signature                       Authorized Signature

Sophia Zouras, Director Marketing &
Business Development                       Jeff McClure, Dir. Service Alliances
-----------------------------------        ------------------------------------
Printed Name and Title                     Printed Name and Title


                                           Approved As To
                                          Legal       Form
                                           RDJ       7/25/97
                                        ----------------------
                                          Initial     Date


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                                    Exhibit A
                Implementation Partner Software License Agreement
                -------------------------------------------------



This Agreement is made as of the Effective Date by and between PeopleSoft, Inc. ("PeopleSoft"), a Delaware corporation having an office at 4305 Hacienda Drive, Pleasanton, California 94588 and Intelligroup, Inc. ("Implementation Partner").

                              TERMS AND CONDITIONS
                              --------------------

1.  LICENSE
    -------

1.1 PeopleSoft grants Implementation Partner a non-exclusive, non-transferable license to use the licensed number of copies of Software during the term, solely for Implementation Partner's internal training and demonstration purposes at the Site(s) specified in the Exhibit B and solely pursuant to Implementation Partner's duties under the Implementation Partner Agreement between the parties executed herewith. This license is also subject to the restrictions of use set forth in said Implementation Partner Agreement. Implementation Partner shall use any third party software products or modules provided by PeopleSoft solely with PeopleSoft Software.

1.2  Implementation Partner may:

a. use the Software temporarily on a back-up machine in the event that the Server is inoperable, if applicable;

b. make a reasonable number of copies of the Software, solely for archive or emergency back-up purposes and/or disaster recovery testing purposes; and

c. modify or merge the Software with other software, with the understanding that any modifications, however extensive, shall not diminish PeopleSoft's title or interest in the Software.

1.3 PeopleSoft shall provide Implementation Partner with the licensed number of copies of the Software and Documentation only as specified in the applicable Schedule. Implementation Partner may make a reasonable number of copies of Documentation solely for Implementation Partner's internal use with the Software provided all copyright notices are reproduced.


2.  LICENSE EXCLUSIONS
    ------------------

2.1  Except as expressly authorized herein, Implementation Partner shall not:

a.   Copy the Software;

b. Cause or permit reverse compilation or reverse assembly of all or any portion of the Software;

c. Distribute, disclose, market, rent, lease or transfer to any third party any portion of the Software (including PeopleTools) or the Documentation, or use the Software or Documentation in any service bureau arrangement, facility management, or third party training;

d. Disclose the results of Software performance benchmarks to any third party without PeopleSoft's prior written consent;

e. Transfer the Software to a different database platform without the prior written consent of PeopleSoft (such consent shall not be unreasonably withheld) and payment of any additional fees that may be due;

f. Transfer the Software to a different location without providing prior written notice to PeopleSoft;

g. Export the Software in violation of U.S. Department of Commerce export administration regulations;

h Use PeopleTools or third party software, except solely in conjunction with the licensed PeopleSoft applications;

i.   Provide Training services to PeopleSoft End Users using the Software; and

j.   Transfer the Software to End User or any other third party.

2.2 No license, right, or interest in any PeopleSoft trademark, trade name, or service mark is granted hereunder.


3.  FEES AND PAYMENT TERMS
    ----------------------

3.1 Implementation Partner shall pay PeopleSoft the fees as specified in each applicable Schedule.

3.2 Unless Implementation Partner provides PeopleSoft with a valid tax exemption or direct pay certificate, Implementation Partner is responsible for all taxes, duties and customs fees concerning the Software and/or services, excluding taxes based on PeopleSoft's income. Overdue payments shall bear interest at the lesser of twelve percent (12%) per


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annum or the maximum rate allowed under applicable law.


4.  TITLE AND PROTECTION
    --------------------

4.1 PeopleSoft (or its third-party providers) retains title to all portions of the Software and any copies thereof. If Implementation Partner creates a Software modification using PeopleTools, Implementation Partner shall only have title in such modification that remains after PeopleTools has been separated from the modification. Implementation Partner shall use modifications created by Implementation Partner solely in accordance with this Agreement. In the event Implementation Partner provides Software modifications to PeopleSoft, PeopleSoft shall have a perpetual, royalty-free license from Implementation Partner to use, enhance and incorporate such modifications into PeopleSoft's software products for general use and distribution.

4.2 Title to the physical media for the Software vests in Implementation Partner upon delivery. PeopleSoft represents that the Software contains valuable proprietary information. Implementation Partner shall not disclose the Software to anyone other than those of its employees or consultants under nondisclosure obligation who have a need to access the Software for purposes consistent with this Agreement. Implementation Partner shall affix, to each full or partial copy of the Software made by Implementation Partner, all copyright and proprietary information notices as affixed to the original. Paragraphs 4.1 - 4.3 shall survive termination of this Agreement.

4.3 The Software may be transferred to the U.S. government only with the separate prior written consent of PeopleSoft and solely with "Restricted Rights" as that term is defined in FAR 52.227- l9(c)(2) (or DFAR 252.227-7013(c)(1) if the transfer is to a defense-related agency) or subsequent citation.


5.  PATENT AND COPYRIGHT INDEMNITY
    ------------------------------

PeopleSoft shall indemnify and defend Implementation Partner against any claims that the Software infringes any United States or Canadian patent or copyright; provided that PeopleSoft is given prompt notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim. In the defense or settlement of the claim, PeopleSoft shall, in its reasonable judgment and at its option and expense: (i) obtain for Implementation Partner the right to continue using the Software; (ii) replace or modify the Software so


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that it becomes noninfringing while giving equivalent  performance;  or (iii) if
PeopleSoft cannot obtain the remedies in (i) or (ii) as its sole obligation, terminate the license for the infringing Software and upon receipt of the infringing Software, return only the license fees paid by Implementation Partner for such Software, prorated over a five year term from the applicable Schedule Effective Date. PeopleSoft shall have no liability to indemnify or defend Implementation Partner to the extent the alleged infringement is based on: (i) a modification of the Software by anyone other then PeopleSoft, or (ii) use of the Software other than in accordance with the Documentation.


6.  DEFAULT AND TERMINATION
    -----------------------

6.1 An event of default is: (i) a failure by either party to comply with any material obligation under this Agreement; and (ii) such non-compliance remains uncured for more than thirty (30) days after receipt of written notice thereof.

6.2 If an event of default occurs, the nondefaulting party, in addition to any other rights available to it under law or equity, may terminate this Agreement and all licenses granted hereunder by written notice to the defaulting party. Except as otherwise specifically stated herein, remedies shall be cumulative and there shall be no obligation to exercise a particular remedy.

6.3 Within ten (10) days after termination of this Agreement, Implementation Partner shall certify in writing to PeopleSoft that all copies of the Software in any form, including partial copies within modified versions, have been destroyed or returned to PeopleSoft.


7.  LIMITED WARRANTY
    ----------------

7.1 PeopleSoft warrants that it has title to the Software and/or the authority to grant licenses to use the third party software. PeopleSoft warrants that the Software will perform substantially in accordance with the Documentation for a period of one (1) year from the date of initial installation and that the Software media is free from material defects. PeopleSoft does not warrant that the Software is error-free. PeopleSoft's sole obligation is limited to repair or replacement of the defective Software in a timely manner, provided Implementation Partner notifies PeopleSoft of the deficiency within the one year period and provided Implementation Partner has installed all Software updates provided pursuant to PeopleSoft's Software Support Services. PEOPLESOFT DISCLAIMS ALL OTHER


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WARRANTIES,  EXPRESS OR IMPLIED,  INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


8.  LIMITATION OF LIABILITY
    -----------------------

EXCEPT FOR VIOLATIONS OF PEOPLESOFT'S INTELLECTUAL OR PROPRIETARY RIGHTS, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS, HOWEVER ARISING, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCLUDING DAMAGES INCURRED BY IMPLEMENTATION PARTNER UNDER THE ARTICLE ENTITLED "PATENT AND COPYRIGHT INDEMNITY," PEOPLESOFT'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT (WHETHER IN CONTRACT OR TORT) SHALL IN NO EVENT EXCEED THE AMOUNT PAID BY IMPLEMENTATION PARTNER TO PEOPLESOFT FOR THE SOFTWARE MODULE OR THE SERVICES FROM WHICH THE CLAIM AROSE. THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY RISK SET FORTH IN THIS SECTION.


9.  SOFTWARE SUPPORT SERVICES TERMS AND CONDITIONS
    ----------------------------------------------

Upon Implementation Partner's payment of the fees described in the Schedule attached hereto as Exhibit B, PeopleSoft shall provide Implementation Partner with the Software support services as described in PeopleSoft's standard Software Support Services Terms and Conditions, attached hereto as Exhibit D.


10. NOTICES
    -------

All notices shall be in writing and sent by registered mail, overnight mail, courier, or transmitted by facsimile (if confirmed by such mailing), to the addresses indicated on the first page of this Agreement, or such other address as either party may indicate by at least ten (10) days prior written notice to the other party. Notices to PeopleSoft shall be sent to the attention of PeopleSoft Legal with a copy to Implementation Partner's assigned account manager.


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11. ASSIGNMENT
    ----------

Implementation Partner may not assign this Agreement (by operation of law or otherwise) or sublicense the Software without the prior written consent of PeopleSoft, and any prohibited assignment or sublicense shall be null and void.


12. NONDISCLOSURE OBLIGATION
    ------------------------

12.1 The terms, conditions, pricing and any other information clearly marked "confidential" under this Agreement are confidential and shall not be disclosed, orally or in writing by Implementation Partner to any third party without the prior written consent of PeopleSoft.

12.2 Implementation Partner shall protect the Software with at least the same degree of care and confidentiality, but not less than a reasonable standard of care, which Implementation Partner utilizes for Implementation Partner information that it does not wish disclosed to the public. Implementation Partner may provide access to and use of the Software only to those third parties that: (i) provide services to Implementation Partner concerning Implementation Partner's use of the Software; (ii) have a need to use and access the Software; and (iii) have agreed to substantially similar non-disclosure obligations imposed by Implementation Partner as those contained herein.


13. GENERAL
    -------

This Agreement is made in and shall be governed by the laws of the State of California, excluding choice of law principles. Venue shall be in San Francisco, California. The section headings herein are provided for convenience only and have no substantive effect on the construction of this Agreement. No purchase order or other ordering document that purports to modify or supplement the printed text of this Agreement or any Schedule shall add to or vary the terms of this Agreement. All such proposed variations or additions (whether submitted by PeopleSoft or Implementation Partner) are objected to and deemed material unless agreed to in writing. Except for Implementation Partner's obligation to pay PeopleSoft, neither party shall be liable for any failure to perform due to causes beyond its reasonable control. If any provision of this Agreement is held to be unenforceable, this Agreement shall be construed without such provision. The failure by a party to exercise any right hereunder shall not operate as a waiver of such party's right to exercise such right or any other right in the future. Except for actions for non-payment or


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breach of PeopleSoft's proprietary rights in the Software, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has accrued. This Agreement may be amended only by a written document executed by a duly authorized representative of each of the parties. This Agreement may be executed in counterparts. To expedite order processing, Transmitted Copies are considered documents equivalent to original documents, however Implementation Partner agrees to provide PeopleSoft with one fully executed original Agreement and applicable Schedule(s).

This Agreement and the Schedule(s) ("Agreement") constitute the entire agreement between the parties concerning Implementation Partner's acquisition and use of the Software. This Agreement replaces and supersedes any prior verbal or written understandings, communications, and representations between the parties. This Agreement may be executed in counterparts, which taken together shall be considered original.


14. DEFINITIONS
    -----------

"Documentation" means only technical publications relating to the use of the Software, such as reference, user, installation, systems administrator and technical guides, delivered by PeopleSoft to Implementation Partner.

"PeopleTools" means the underlying architecture from which the Software is designed, and includes software application programming tools and code.

"Schedule(s)" means the independent Software product schedule(s) executed by the parties and Support Services schedule(s) referencing this Agreement. Each
Schedule is a separate and independent contractual obligation from any other Schedule. Agreement Effective Date and Schedule Effective Date(s) may differ.

"Server" means a single database or file server that may be accessed by a network of personal computers as set forth in the applicable Schedule.

"Site" means a specific, physical location of Implementation Partner's Server as set forth in the applicable Schedule.

"Software" means any or all portions of the binary computer software programs (including corresponding source code) and Documentation provided by PeopleSoft or made by Implementation Partner with PeopleSoft's prior written consent, whether in machine-readable or printed form only as listed in the applicable Schedule and all corrections


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R5.97
or updates thereto. Software includes the third-party software only as specified in the Schedule. Software includes an object code version of PeopleTools but does not include source code to PeopleTools. Unless specifically stated otherwise, all Software is delivered to Implementation Partner only if and when generally commercially available.

"Term"  means  from  the  period  commencing   Effective  Date  until  one  year
thereafter.

"Transmitted Copies" means this Agreement, Schedules and other ordering documents that are (i) copied or reproduced and transmitted via photocopy, facsimile or process that accurately transmits the original documents; and (ii) accepted by PeopleSoft.


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R5.97

                                    Exhibit B
                      Implementation Partner Fees/Schedule
                      ------------------------------------


This Schedule to the Implementation Partner Agreement is between PeopleSoft, Inc. and Intelligroup, Inc. ("Implementation Partner"). Handwritten or typewritten text (other than information which is specifically called for in the spaces provided) which purports to modify or supplement the printed text of this Schedule shall have no effect and shall not add to or vary the terms of the Agreement. All such variations or additions are objected to and considered material.

--------------------------------------------------------------------------------
PRIMARY CONTACT                BILLING INFORMATION     SHIPPING/SITE INFORMATION
--------------------------------------------------------------------------------
Contact: Sophia Zouras         Contact: Same           Contact: Same
--------------------------------------------------------------------------------
Address: 517 Route One South   Address: Same           Address: Same
Iselin, NJ 08830
--------------------------------------------------------------------------------
Phone: (908)726-2133           Phone:                  Phone:
--------------------------------------------------------------------------------
Fax: (908)750-1880             Fax:                    Fax:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Software/Service (indicate    Database Platform   Per Copy       #      Total
specific Software modules or                      License Fee   Copies  License
     "full suite")**                                                       Fee
--------------------------------------------------------------------------------
     HRMS 6 suite               Oracle (LAN)*     $5,000.00       1    $5,000.00
--------------------------------------------------------------------------------
  Financials 6 suite            Oracle (LAN)*     $5,000.00       1    $5,000.00
--------------------------------------------------------------------------------
 Distribution 6 suite           Oracle (LAN)*     $5,000.00       1    $5,000.00
--------------------------------------------------------------------------------
 Manufacturing 6 suite          Oracle (LAN)*     $5,000.00       1    $5,000.00
--------------------------------------------------------------------------------
                                              TOTAL SOFTWARE LICENSE: $20,000.00
--------------------------------------------------------------------------------
                                     ALLIANCE PROGRAM MEMBERSHIP FEE: $50,000.00
--------------------------------------------------------------------------------
                        TOTAL FIRST YEAR IMPLEMENTATION PARTNER FEES: $70,000.00
--------------------------------------------------------------------------------

** Please refer to Exhibit C, Software Product Descriptions, for details about software modules contained in each product description.
*  LAN versions are Unlimited Users.


1.     ANNUAL RENEWAL FEE
       ------------------

After the first year of the Term and for each year thereafter that the Agreement remains in effect, Implementation Partner shall pay PeopleSoft, in advance, an annual renewal fee. The annual renewal fee is 50% (fifty percent) of the total software license fee for all software licenses acquired under this Agreement. If Implementation Partner is extending licenses of previously acquired software in this Agreement, the total annual software support services fees for said software will be included in the annual renewal fee. IMPLEMENTATION PARTNERS THAT ARE ALSO EXISTING PEOPLESOFT CUSTOMERS WILL RECEIVE AN ADDITIONAL 25% (TWENTY-FIVE PERCENT) PRICE REDUCTION OFF OF EACH YEAR'S NET RENEWAL FEE. [Example assuming only new Software licensed: Total license fee is $100,000; Annual Renewal fee is $50,000. Existing customer/Implementation Partner annual renewal fee is: $37,500.]


2.    PAYMENT TERMS
      -------------

Within thirty (30) days from the Schedule Effective Date, Implementation Partner will be invoiced for and agrees to pay the "Total first year fees" specified above. Payment is due thirty (30) days after the invoice date.

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


Unless Implementation Partner provides PeopleSoft with a valid tax exemption or direct pay certificate, Implementation Partner is responsible for all taxes, duties and customs fees concerning the Software and/or services, excluding taxes based on PeopleSoft's income. Overdue payments shall bear interest at the lesser of twelve percent (12%) per annum or the maximum rate allowed under applicable law.



ACCEPTED BY:                               ACCEPTED BY:

INTELLIGROUP, INC.                         PEOPLESOFT, INC.


/s/ Sophia Zouras                          /s/ Jeff McClure
-----------------                          ----------------
Authorized Signature                       Authorized Signature

Sophia Zouras, Director Marketing &
Business Development                       Jeff McClure, Dir. Service Alliances
-----------------------------------        ------------------------------------
Printed Name and Title                     Printed Name and Title


                                           Approved As To
                                          Legal       Form
                                           RDJ       7/25/97
                                        ----------------------
                                          Initial     Date


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


                                    Exhibit C

                          Software Product Descriptions
                          -----------------------------



                         PeopleSoft 6 HRMS consists of:
                         ------------------------------
                                 Human Resources
                             Benefits Administration
                                     Payroll
                                Payroll Interface
                           Flexible Spending Accounts
                             Pension Administration
                                 Time and Labor


                      PeopleSoft 6 Financials consists of:
                      ------------------------------------
                                 General Ledger
                                   Receivables
                                    Payables
                                Asset Management
                                    Projects
                                     Budgets


                     PeopleSoft 6 Distribution consists of:
                     --------------------------------------
                                   Purchasing
                                    Inventory
                                     Billing
                                Order Management
                               Enterprise Planning


                     PeopleSoft 6 Manufacturing consists of:
                     ---------------------------------------
                                  Manufacturing
                                Bills and Routing
                                 Cost Management
                               Production Planning
                              Production Management


                                  PeopleTools 6
                                  -------------
                          (restricted development only)
        SQLBase single-user database is included with Single User Version
     Workstation Access includes: base application access, Workstation SQR,
                         Crystal, QueryLink, PS/nVision

       Unless specifically stated otherwise, all Software is delivered to Licensee only if and when generally commercially available.


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


                                    Exhibit D
                 Software Support Services Terms and Conditions
                 ----------------------------------------------

Software Support Services Terms and Conditions ("Support Services") are referenced in and incorporated into the License Agreement between PeopleSoft and Implementation Partner. Upon reasonable notice, PeopleSoft reserves the right to modify the terms and conditions of Support Services on an annual basis to reflect then - current market conditions.


1.     COVERAGE
       --------

PeopleSoft provides Implementation Partner with Support Services for the Software in consideration of Implementation Partner's payment of the applicable fees to PeopleSoft.


2.     SOFTWARE MAINTENANCE
       --------------------

The following technical and functional improvements will be issued periodically by PeopleSoft to improve Software operations:

     a.    Fixes to Errors;
     b.    Updates; and
     c.    Enhancements contained within new releases.


3.     PRIORlTY LEVEL OF ERRORS
       ------------------------

PeopleSoft shall reasonably determine the priority level of Error in accordance with the following protocols:

Priority A:

      PeopleSoft promptly initiates the following procedures: (1) assign PeopleSoft specialist(s) to correct the Error; (2) provide ongoing communication on the status of the correction(s); and (3) immediately begin to provide a Workaround or a Fix.

Priority B:

      (1) PeopleSoft assigns a PeopleSoft specialist to commence correction of Error(s) and (2) Provide escalation procedures as reasonably determined by PeopleSoft support staff. PeopleSoft exercises all commercially reasonable efforts to include the Fix for the Error in the next Software maintenance release.

Priority C:

      PeopleSoft may include the Fix for the Error in the next major Software release.


4.     TELEPHONE SUPPORT
       -----------------

PeopleSoft provides telephone support concerning installation and use of the Software. Except for designated holidays, standard telephone support hours are Monday through Friday, 4:00 a.m. to 6:30 p.m., Pacific Standard Time. Telephone Support is also available 24-hours a day, 7-days a week for in-production customers who need to resolve critical production problems apart from normal support hours.


5.     CUSTOMER CONNECTION
       -------------------

     a. The PeopleSoft Customer Connection system is an on-line, self-service system which features postings by PeopleSoft and PeopleSoft Software users regarding technical and non-technical topics of interest.

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

          Implementation Partner may access PeopleSoft Customer Connection via the Internet. At Implementation Partner's expense, Implementation Partner is responsible for independently acquiring appropriate Internet access.

     b. All Software maintenance releases and Fixes to the Software may be delivered to Implementation Partner through PeopleSoft Customer
          Connection, or by mail from PeopleSoft upon written request by Implementation Partner. All information specified in Customer Connection by PeopleSoft is confidential and proprietary to PeopleSoft and shall only be used in connection with Implementation Partner's use of the Software and informational communications with other PeopleSoft Customer Connection participants. PeopleSoft reserves the right to modify information posted to PeopleSoft Customer Connection. PeopleSoft shall have the right to publish and distribute only through PeopleSoft Customer Connection in all languages and in association with Implementation Partner's name any material or software programs provided by Implementation Partner to Customer Connection. Implementation Partner shall not use PeopleSoft Customer Connection for advertising or public relations purposes and shall only submit information to PeopleSoft Customer Connection which is owned by Implementation Partner or which Implementation Partner has third party permission to submit to PeopleSoft Customer Connection for use by all other PeopleSoft Customer Connection users.

     c. In the interest of diminishing exposure to software viruses, PeopleSoft tests and scans for software viruses all information entered by PeopleSoft prior to submission of information to PeopleSoft Customer Connection. Implementation Partner shall also use a reliable virus detection system on any software or information posted to PeopleSoft Customer Connection, utilize back-up procedures, monitor access to PeopleSoft Customer Connection, promptly notify PeopleSoft of any virus detected within Implementation Partner's systems associated with PeopleSoft Customer Connection and generally exercise a reasonable degree of caution when utilizing information from PeopleSoft Customer Connection. PeopleSoft does not warrant that Customer Connection will operate without interruption or without errors. PeopleSoft reserves the right to modify or suspend PeopleSoft Customer Connection service in connection with PeopleSoft's provision for Support Services.

6.     FEES
       ----

Implementation Partner shall pay PeopleSoft the annual Support Services fee as set forth in Implementation Partner's license agreement with PeopleSoft. Support Services are billed on an annual basis, payable in advance. Implementation Partner shall be responsible for all taxes associated with Support Services, exclusive of taxes based on PeopleSoft's income. Implementation Partner's payment shall be due within thirty (30) days of receipt of the PeopleSoft invoice. Should Implementation Partner elect not to renew Support Services and subsequently request Support Services, PeopleSoft shall reinstate Support Services only after Implementation Partner pays PeopleSoft the annual then current fee plus all cumulative fees that would have been payable had Implementation Partner not suspended Support Services.

7.     TERM AND TERMINATION
       --------------------

Support Services shall be provided for one (1) year from the date of the initial license of the Software. Commencing on the anniversary of the date of the initial license of the Software, continued Support Services shall be provided contingent upon Implementation Partner's payment of the annual Software Support Services Fee. In the event Implementation Partner fails to make payment pursuant to the section titled "Fees", or in the event Implementation Partner breaches the Support Services provisions and such breach has not been cured within thirty
(30) days of written receipt of notice of breach, PeopleSoft may suspend or cancel Support Services.

8.     EXCLUSIONS
       ----------

PeopleSoft shall have no obligation to support:

     a.   Altered, damaged or substantially modified Software;

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


     b.   Software  that is not a  current  release,  or a  Previous  Sequential
          Release;
     c. Errors caused by Implementation Partner's negligence, hardware malfunction, or other causes beyond the reasonable control of PeopleSoft;
     d. Software installed in a hardware or operating environment not supported by PeopleSoft; and
     e.   Third party software not licensed through PeopleSoft.


9.     GENERAL
       -------

All Updates provided to Implementation Partner are subject to the terms and conditions of the Agreement.

PeopleSoft shall not be liable for any failure or delay in performance of the Support Services due to causes beyond its reasonable control. Any illegal or unenforceable provision shall be severed from these Terms and Conditions. Implementation Partner agrees that any information received pursuant to these Terms and Conditions shall be deemed subject to the non-disclosure obligations set forth in the Agreement. The Support Services Terms and Conditions states the entire agreement of PeopleSoft's provision of Support Services to Implementation Partner and may only be amended by a written amendment executed by both parties.


10.    DEFINITIONS
       -----------

Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement and applicable Schedule.

"Enhancement" means technical or functional additions to the Software to improve software functionality and/or operations. Enhancements are delivered with new releases of the Software.

"Error" means a malfunction in the Software which degrades the use of the Software.

"Fix" means the repair or replacement of source or object or executable code versions of the Software to remedy an Error.

"Previous Sequential Release" means a release of Software for use in a particular operating environment which has been replaced by a subsequent release of the Software in the same operating environment. A Previous Sequential Release will be supported by PeopleSoft for a period of eighteen (18) months after release of the subsequent release. Multiple Previous Sequential Releases may be supported at any given time.

"Priority A" means an Error that: (1) renders the Software inoperative; or (2) causes the Software to fail catastrophically.

"Priority B" means an Error that affects performance of the Software, but does not prohibit Implementation Partner's use of the Software.

"Priority C" means an Error that causes only a minor impact of the use of the Software.

"Update" means all published revisions to the printed documentation and one (1) copy of the new release of the Software which are not designated by PeopleSoft as new products for which it charges separately.

"Workaround" means a change in the procedures followed or data supplied to avoid an Error without significantly impairing performance of the Software.


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


                                    Exhibit E
                               TRAINING AGREEMENT
                               ------------------



This Training Agreement ("Agreement") is made as of July 15, 1997 (the "Effective Date") between PeopleSoft, Inc. ("PeopleSoft"), a Delaware corporation having an office at 4305 Hacienda Drive, Pleasanton, California 94588 and Intelligroup, Inc. ("Trainee") having a office at 517 Route One South, Iselin, NJ 08830.

The Term of this Agreement commences on the Effective Date and ends upon either party providing thirty (30) days prior written notice of termination.

The PeopleSoft contact for this Agreement is:   Jeff McClure
                                                Telephone: (510) 468-2315

The Trainee contact for this Agreement is:      Sophia Zouras
                                                Telephone: (908) 726-2133


                              TERMS AND CONDITIONS
                              --------------------


1.     TRAINING
       --------

1.1 Under the terms of this Agreement, Trainee shall be entitled to enroll participants in PeopleSoft training classes. Training classes include PeopleSoft University (PSU) classes offered at PeopleSoft's corporate headquarters and customer classes offered in PeopleSoft regional training centers.

1.2 Trainee shall designate a training administrator ("Administrator") as a single point of contact for all training related issues. The Administrator is responsible for obtaining training identification numbers, enrolling students in classes, class cancellation, schedule changes, obtaining training summaries, and facilitating Trainee's payment to PeopleSoft.

1.3  The Administrator for Trainee is:

Name:      Samar Mishra

Address:   Intelligroup, Inc.
           517 Route One South
           Iselin, NJ 08830

Telephone Number: (908) 726-2146

Fax Number:       (908) 750- 1880

E-MAIL Address:   samar.mishra@intelligroup.com

1.4. Each PeopleSoft training class is assigned a unit value equal to the number of class days. One training unit equals one day of training for one participant.

Trainee can purchase additional training units for the following standard fees by issuing a purchase order or other ordering document to PeopleSoft:


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


1-99 units           $450 per unit
100-299 units        $400 per unit
300+ or more units   $350 per unit

Except as specifically provided herein, training units are non-refundable and non-cancelable and expire one year after the date of purchase. Prospective training unit pricing may be changed upon thirty (30) days prior written notice to Trainee.


2.     FEES AND PAYMENT TERMS
       ----------------------

2.1 Trainee will be invoiced for the training units which are purchased through the Administrator or other pertinent Trainee personnel. Payment for invoices is due with in thirty (30) days following the date of the invoice.

2.2 Unless Trainee provides PeopleSoft with a valid tax exemption or direct pay certificate, Trainee is responsible for all taxes, excluding taxes based on PeopleSoft's income. Overdue payments shall bear interest at the lesser of twelve percent (12%) per annum or the maximum rate allowed under applicable law.


3.    CANCELLATION
      ------------

3.1 In the event that the PeopleSoft training class is canceled by PeopleSoft, Trainee shall have ten (10) days to select only one of the two options:

     a) Attend the same training class at a later date as agreed to in writing by Trainee and PeopleSoft, pursuant to the terms of this Agreement; or

     b) Receive a refund of all fees paid for the training class.

3.2 In the event that the Trainee cancels enrollment at least ten (10) business days prior to the scheduled start date of the PeopleSoft training class, Trainee shall only have the option of either:

     a) Attending the same training class at a later date as agreed to in writing by Trainee and PeopleSoft, under the terms of this Agreement; or

     b) Receiving a refund of all fees pre-paid for the training class.

3.3 In the event that the Trainee cancels enrollment in less then ten (10) business days prior to the scheduled start date of the PeopleSoft training class, Trainee will be responsible for payment for the training class.


4.     NOTICES
       -------

All contractual notices shall be in writing and sent by registered mail, overnight mail, courier, or transmitted by facsimile (if confirmed by such mailing), to the addresses indicated on the first page of this Agreement, or such other address as either party may indicate by at least ten (10) days prior written notice to the other party. Notices to PeopleSoft shall be sent to the attention of PeopleSoft Legal with a copy to Trainee's assigned alliance manager.


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

5.     NONDISCLOSURE OBLIGATION
       ------------------------

The terms, conditions, pricing and all other information under this Agreement is confidential and shall not be disclosed, orally or in writing by Trainee to any third party without the prior written consent of PeopleSoft. The information presented in relation to the training classes, including, but not limited to training data, class schedules, class handouts, sample reports, and screen prints is proprietary and shall not be disclosed, orally or in writing by Trainee to any third party.

6.     REPRESENTATIONS AND DISCLAIMERS
       -------------------------------

Both parties represent that they have the right to enter into this Agreement. No warranty, express or implied, is provided to Trainee concerning the training contemplated by this Agreement. PEOPLESOFT DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR TRAINEE'S VIOLATIONS OF PEOPLESOFT'S INTELLECTUAL PROPERTY RIGHTS, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST DATA OR LOST PROFITS, HOWEVER ARISING, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. PEOPLESOFT'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT (WHETHER IN CONTRACT OR TORT) SHALL IN NO EVENT EXCEED THE AMOUNT PAID BY IMPLEMENTATION PARTNER TO PEOPLESOFT FOR THE SERVICES FROM WHICH THE CLAIM AROSE. THE PARTIES AGREE TO THE ALLOCATION OF LIABILITY RISK SET FORTH IN THIS SECTION.

7.     GENERAL
       -------

This Agreement is made in and shall be governed by the laws of the State of California, excluding choice of law principles. Venue shall be in San Francisco, California. The section headings herein are provided for convenience only and have no substantive effect on the construction of this Agreement. No purchase order or other ordering document that purports to modify or supplement the printed text of this Agreement or any Schedule shall add to or vary the terms of this Agreement. All such proposed variations or additions (whether submitted by PeopleSoft or Trainee) are objected to and deemed material unless agreed to in writing. Except for Trainee's obligation to pay PeopleSoft, neither party shall be liable for any failure to perform due to causes beyond its reasonable control. If any provision of this Agreement is held to be unenforceable, this Agreement shall be construed without such provision. The failure by a party to exercise any right hereunder shall not operate as a waiver of such party's right to exercise such right or any other right in the future. This Agreement may be amended only by a written document executed by a duly authorized representative of each of the parties. This Agreement may be executed in counterparts. To expedite order processing, fax transmitted copies are considered documents equivalent to original documents, however Trainee agrees to provide PeopleSoft with one fully executed original Agreement and applicable Schedule(s). Sections 1.4, 2, 4, 5, 6, and 7 shall survive the termination of this agreement.

This Agreement constitutes the entire agreement between the parties concerning PeopleSoft's training class(es).


ACCEPTED BY:                               ACCEPTED BY:

INTELLIGROUP, INC.                         PEOPLESOFT, INC.

/s/ Sophia Zouras                          /s/ Jeff McClure
-----------------                          ----------------
Authorized Signature                       Authorized Signature

Sophia Zouras, Director Marketing &
Business Development                       Jeff McClure, Dir. Service Alliances
-----------------------------------        ------------------------------------
Printed Name and Title                     Printed Name and Title

                                           Approved As To
                                          Legal       Form
                                           RDJ       7/25/97
                                        ----------------------
                                          Initial     Date

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